UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2008

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12201 Technology Boulevard, Suite 150 Austin, Texas 78727
(Address of principal executive offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On February 6, 2008, Valence Technology, Inc. and The Tanfield Group PLC (LN: TAN) entered into a supply agreement whereby the Company agreed to manufacture and supply Lithium Phosphate energy storage systems to power zero emission, all-electric commercial delivery vehicles. The Company’s battery systems will be installed in vans and trucks produced by Tanfield’s UK-based trading division, Smith Electric Vehicles.

Simultaneously with the filing of this Current Report on Form 8-K, the Company filed its Application Pursuant to Rule 24b-2 for Order Granting Confidential Treatment of Portions of Exhibit 10.1 filed herewith.  As such, certain portions of the Tanfield supply contract have been redacted from the copy filed herewith as Exhibit 10.1, pending the SEC’s decision with respect to the Company’s application and request for confidential treatment.

Item 3.02       Unregistered Sale of Equity Securities.

On February 8, 2008, Valence Technology, Inc. sold $1.0 million of its common stock to Berg & Berg Enterprises, LLC, an affiliate of our chairman Carl E. Berg. The proceeds will be used to fund corporate operating needs and working capital. Under the terms of the agreement, Valence issued 492,611 shares of its common stock in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. Berg & Berg Enterprises, LLC purchased these shares at $2.03 per share, the closing bid price of the Company’s common stock as of February 7, 2008. Under Rule 144 of the Securities Act, these shares are restricted from being traded by Berg & Berg Enterprises, LLC for a period of up to one year from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume and manner of sale restrictions imposed by this rule and other applicable restrictions. A copy of the letter agreement evidencing this stock sale is attached to this Form 8-K as Exhibit 10.2.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Supply Agreement dated February 6, 2008 by and between The Tanfield Group PLC and Valence Technology, Inc (portions of this contract have been omitted pursuant to a request for confidential treatment)

Exhibit 10.2	Letter Agreement, dated February 8, 2007, by and between Valence Technology, Inc. and Berg & Berg Enterprises, LLC with respect to the purchase of $1.0 million of common stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: February 12, 2008	By:	/s/ Roger Williams
Roger Williams
Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Supply Agreement dated February 6, 2008 by and between The Tanfield Group PLC and Valence Technology, Inc (portions of this contract have been omitted pursuant to a request for confidential treatment)

Exhibit 10.2	Letter Agreement, dated February 8, 2007, by and between Valence Technology, Inc. and Berg & Berg Enterprises, LLC with respect to the purchase of $1.0 million of common stock